                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported) January 16, 2003
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                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          NEVADA                        0-19297                55-0694814
       -------------            ------------------------     ---------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer of
        Incorporation)                                      Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 26406-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
                                                           ----------------





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          (Former name or former address, if changed since last report)

   Item 9.  Regulation FD Disclosure


   See press release attached to this report as Exhibit 99.1.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated: January 15, 2003

                                           FIRST COMMUNITY BANCSHARES, INC.

                                           BY:  /s/ Robert L. Schumacher
                                              -------------------------------
                                           ROBERT L. SCHUMACHER,
                                           CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

   Exhibit No.                                              Page No.

        99.1      Press Release                                3